1 Green Dot Corporation – Confidential Investor Overview March 2023

2 Green Dot Corporation – Confidential Disclaimer This presentation contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding market growth, anticipated revenue mix changes, growth drivers, Green Dot’s ability to realize efficiencies, the expected benefits of Green Dot’s technology transformation, areas of planned investment and other future events that involve risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements contained in this presentation, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the continuing impact of the COVID-19 pandemic on Green Dot’s business, results of operations and financial condition, Green Dot’s ability to timely and successfully complete its technology transformation and achieve the expected benefits therefrom, changes in general economic conditions in the United States and the U.S. government’s response thereto, shifts in consumer behavior towards electronic payments, the impact of the U.S. presidential administration on, among other things, the regulation of financial institutions and corporate tax rates, the timing and impact of revenue growth activities, Green Dot's dependence on revenues derived from Walmart, the timing and impact of non-renewals or terminations of agreements with other large partners, impact of competition, Green Dot's reliance on retail distributors for the promotion of its products and services, demand for Green Dot's new and existing products and services, continued and improving returns from Green Dot's investments in strategic initiatives, Green Dot's ability to operate in a highly regulated environment, including with respect to any restrictions imposed on its business, changes to existing laws or regulations affecting Green Dot's operating methods or economics, Green Dot's reliance on third-party vendors, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud developments in the prepaid financial services industry that impact prepaid debit card usage generally, business interruption or systems failure, economic, political and other conditions may adversely affect trends in consumer spending and Green Dot's involvement in litigation or investigations. These and other risks are discussed in greater detail in Green Dot's Securities and Exchange Commission filings, including its most recent annual report on Form 10-K, which is available on Green Dot's investor relations website at ir.greendot.com and on the SEC website at www.sec.gov. All information provided in this presentation and in the attachments is as of March 27, 2023, and Green Dot assumes no obligation to update this information as a result of future events or developments, except as required by law. This presentation includes non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non- GAAP financial measures. For example, other companies may calculate similarly-titled non-GAAP financial measures differently. Refer to the Appendix for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures.

3 Green Dot Corporation – Confidential 67MGreen Dot at a glance We are building an integrated set of banking, technology and network platforms that power consumers and our partners with market-leading, cost-efficient financial tools and experiences Consumer Services Segment • Retail • Direct (GO2bank) 6 Key business divisions accounts to date every year Process 230B $ 6K + Support partners nationwide Managed 90K Green Dot Network locations B2B Services Segment • Banking as a Service (BaaS) • Paycard (rapid!) Money Movement Segment • Green Dot Network (GDN) • Tax Processing (TPG) +

4 Green Dot Corporation – Confidential OUR MARKETS AND OPPORTUNITIES

5 Green Dot Corporation – Confidential Customer behavior is changing We are in the midst of a generational shift in how consumers access and utilize financial services Digital first Consumers and SMB’s are increasingly digital first, even with financial services. The shift that was seen in retail will be replicated in financial services. Digital only Generational shift towards the first “digital only” generation. Consumer preference Consumers no longer default to long-standing well-established institutions as their preferred providers. Experience and simplicity Experience and simplicity are just as important as brand. Purpose and mission driven Purpose or mission- driven companies are increasingly important to consumers, especially younger generations.

6 Green Dot Corporation – Confidential Businesses are changing their models to meet customer needs – We can help Embedded finance Our ecosystem of partners are working to evolve their business models and leverage embedded finance to deepen customer relationships Employee support Employers want to help employees with access to their wages and improving their financial lives Enhance retail customer relationships Retailers are looking to deepen customer relationships and strengthen their brands Deepen relationships & drive monetization Technology companies want to embed financial services to deepen relationships and drive monetization

7 Green Dot Corporation – Confidential 1. When a non-financial company adopts and integrates financial services into their offering. We are positioned to support its growth The embedded finance market is vast and growing Expanded distribution of financial services Financial services are being sourced and delivered outside of the traditional financial services industry. There are over 150M consumers and 20M small businesses that we believe have been inadequately served by traditional institutions and are increasingly turning to non-financial companies for products and services Consumers are changing Consumers are increasingly utilizing embedded finance1 to make their lives easier; P2P networks (Venmo), embedded payments (Lyft), faster check out in a digital world (Apple Pay) and utilizing credit (BNPL) Regulated institutions still have a place Financial transactions still require the utilization of regulated financial institutions A significant growth opportunity The embedded finance market for banking and payments is expected to grow from $2.6T to $7T from 2021-2026 Source: Bain and Company, Bain Capital 158M The number of Americans that need simple financial tools and transaction capabilities Source: Federal Reserve Board At least At least 25M Businesses in America that employ less than 20 people Source: JP Morgan Chase & Co 7 Green Dot Corporation – Confidential

8 Green Dot Corporation – Confidential Our strategy to support consumers and small/micro businesses (SMB) is a total addressable market (TAM) that exceeds over $200B of opportunity TAM BaaS $75B SMB Gig Wealth Digital wallet Creator economy Expense management Payroll e-Commerce Mortgage Gaming International expansion Direct & Retail $41B 158M Consumers overall 76.5M LMI consumers (<$50k) 149M Paycheck-to-paycheck GDN $115B 11.3B Cash deposits Digital money movement Paycard $4B Early wage access EWA opportunity w/ existing customers TPG $2B 80K SMBs 141M IRS eFilings Continued growth Source: Company estimates

# We have a highly differentiated set of assets

We have differentiated customer acquisition channels and partners; we work with major retailers and technology platforms. Our tax processing and pay card businesses have market leading positions.

With the completion of our technology transformation we expect to deliver superior product capabilities at a cost advantage with extremely low marginal cost.

The Green Dot Network (GDN) enables us to provide a robust omni-channel platform that differentiates us; 3rd party volumes now account for ~50% of total transactions.

All financial transactions in the US still require access to the banking system and a regulated financial entity; our bank charter sets us apart and we believe provides product, funding and scale advantages.

## Integrated bank

greendot bank

### Modern technology platform

We are modernizing our technology infrastructure on numerous fronts: 1) We are moving to a streamlined, low cost, scalable processing environment; 2) Upgrading our fraud and risk management tools; 3) Improving our front-end development tools; and 4) Moving our platform into the cloud. We expect this will result in at least $35M of annual cost savings and a more nimble, efficient enterprise.



### Cash retail network

**36M+** Cash Transfers

Green Dot Retail **90K+** Doors of Distribution



### Differentiated customer acquisition channels

**Key Retail partners**
- Walmart
- CVS
- Dollar General

**Key BaaS partners**
- Apple Cash
- Intuit Quickbooks
- Amazon Flex

**Direct to consumer**
- GO2BANK

**Tax processing & Pay card**
- TPG
- rapid!

10 Green Dot Corporation – Confidential Integrate and capitalize on a set of unique, differentiated assets New management team built over the last 3 years • George Gresham appointed CEO in October of 2022 Technology transformation • Moving to modern, streamlined processing environment • Anticipated cost savings of at least $35M annually and a reduction in $14M of capitalized labor expenses, annually • Improved product development and speed to market capabilities Organizational alignment • Chief revenue office to optimize opportunities across all go to market channels • Centralized product and marketing for more effective prioritization and resource allocation Building a culture of efficiency • Very low incremental cost per account expected with the new technology platform • Leverage vertical integration to be the low-cost provider in the market Focused on driving attractive risk-adjusted returns on capital • Focused on risk adjusted returns and capital allocation as part of the growth algorithm • Executive compensation tied to EPS growth and total shareholder returns

Investing in Platform Capabilities to Leverage Across the Enterprise Complete Core Banking and Technology Transformation Bank Operations Product Processing & Issuing GDN Strong core foundation supporting multiple distribution channels Scalable delivery Multiplier effect Low marginal cost for new features Path to Credit API Developer Site Evolution of Feature Set SMB Product Offering Configurable White Label Platform Advance Disbursement Platforms User research, Usability, and User Interface Improvements Guidance and Education Efficient onboarding of platform partners Consolidate Design Systems

12 Green Dot Corporation – Confidential Strategic opportunities for growth Retail Work with retailers to offer embedded solutions in their digital experiences, i.e. “Beyond the Rack” Direct Continue to build out feature functionality and grow brand appeal of GO2bank BaaS Capitalize on the sizeable embedded finance opportunity with improved technology and market focus PayCard Build on success in the core pay card business and invest to capture the emerging EWA opportunity GDN Expand 3rd party network, product capabilities Tax Build out product set for consumers and SMB to capitalize on leading market position Bank Optimize the bank balance sheet by improving asset mix and more fully supporting business channels, selectively work with 3rd parties

13 Green Dot Corporation – Confidential 2022 consolidated revenue and segment profit mix Revenue Segment Profit Consumer Services $222 (93%) B2B Services $86 (36%)Money Movement Services $118 (49%) Total $239 Retail $411 (29%) Direct $176 (12%)BaaS $511 (36%) Paycard $84 (6%) Tax $96 (7%) GDN $126 (9%) Total $1,424 $M $M Corporate $20 (1%) Corporate -$188 (-79%) Source: Company reports and company estimates Consumer Segment B2B Segment Money Movement Segment

# Consolidated results

## Non-GAAP Revenue[1]



$M
$1,058
$1,201
$1,388
$1,424
↑13%
↑16%
↑3%
2019
2020
2021
2022

## Adjusted EBITDA[1]



$M
$241
$206
$217
$239
↓14%
↑5%
↑10%
2019
2020
2021
2022
Segment Margins
22.7%
17.1%
15.6%
16.8%

## Non-GAAP Net Income[1]



$M
$148
$115
$123
$140
↓23%
↑7%
↑13%
2019
2020
2021
2022

## Non-GAAP EPS[1]



$2.79
$2.11
$2.21
$2.5
9
↓24%
↑5%
↑17%
2019
2020
2021
2022

## Gross Dollar Volume



$B
$43.5
$58.2
$70.8
$73.5
↑34%
↑22%
↑4%
2019
2020
2021
2022
Purchase Volumes
$27.0
$31.2
↑16%
$33.7
↑8%
$26.7
↓21%

## Average Active Accounts



M
5.48
5.79
5.71
4.51
↑6%
↓1%
↓21%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Refer to Appendix for reconciliations to the most directly comparable GAAP financial measures.

## Consolidated comments

- Non-GAAP revenue in 2022 was up modestly despite the grow over from government stimulus programs in 2021
- Adjusted EBITDA, non-GAAP net income and non-GAAP EPS benefitted in 2022 from an intense focus on expense management and notable improvements in risk and customer care.
- Gross dollar volume benefitted from growth in our BaaS business while purchase volumes were impacted by the roll-off of stimulus benefits in 2021, specifically in our consumer segment.
- The decline in actives reflects the impact of accounts that benefitted from stimulus and have since become inactive as well as secular declines in the retail channel.

14 Green Dot Corporation – Confidential

15 Green Dot Corporation – Confidential REPORTING SEGMENTS AND SUPPORTING DIVISIONS

16 Green Dot Corporation – Confidential CONSUMER SERVICES SEGMENT Retail division Direct division

# Consumer Services segment results

## Segment Revenue


$M
$654
$620
$695
$587
↓5%
↑12%
↓16%
2019
2020
2021
2022

## Segment Profit


$M
$257
$212
$224
$222
↓17%
↑5%
↓1%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Segment Margins | 39% | 34% | 32% | 38% |

## Gross Dollar Volume


$B
$28.2
$32.1
$31.5
$23.3
↑14%
↓2%
↓26%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Purchase Volumes | $20.5 | $22.7 ↑11% | $23.6 ↑4% | $18.1 ↓23% |

## Average Active Accounts


M
4.02
3.88
3.63
2.68
↓4%
↓6%
↓26%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Direct Deposit Actives | 0.84 | 0.90 ↑7% | 0.87 ↓3% | 0.66 ↓24% |
| Direct Deposits as % of Actives | 21% | 23% | 24% | 25% |

## Purchase Volume Per Active[1]


$5,101
$5,852
$6,510
$6,773
↑15%
↑11%
↑4%
2019
2020
2021
2022

## Revenue Per Active[2]


$163
$160
$191
$219
↓2%
↑20%
↑15%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Total segment purchase volume divided by the average of active accounts in the 90 day period at the end of each quarter.
2. Total segment revenue divided by the average of active accounts in the 90 day period at the end of each quarter.

## Segment comments

- Revenue, volumes and actives have declined as the consumer segment faces headwinds from digital competitors in its retail division and a deliberate decision by GDOT to de-emphasize legacy brands while building GO2bank from scratch in the direct channel. The company also faced headwinds from the benefit of stimulus payments in 2021.
- Segment Profit has remained reasonably resilient due to an intense focus on driving operational efficiency while also benefitting from increased adoption of overdraft.
- Purchase volume and revenue per account have showed steady gains as more highly engaged customers are retained including a higher percentage of direct deposit accounts and growth of the overdraft product.

17 Green Dot Corporation – Confidential

18 Green Dot Corporation – Confidential Retail division Partner with retailers to distribute checking accounts, such as GO2bank, and other products. Total addressable market: Over 150M unbanked and underbanked consumers and 310M users of retailer apps, estimated at an opportunity of ~$20B • Partner with over 75% of the top 20 retailers, covering 90,000+ storefronts • Average length of retailer relationships is ~10+ years • Average account is active for 2.5-3.5 months dependent on product • Average direct deposit card is active for 15-18 months dependent of product Revenue model • Interchange from networks on purchase volumes • Customer fees such as ATM transactions, monthly fees, funds transfer and overdraft protection Opportunities for growth • Beyond the Rack (BTR): Working with retailers to embed financial services within retailer’s digital eco-systems. This can include stored value accounts, digital wallets, funds movement, staging transactions leveraging the Green Dot Network and ultimately credit. Retailers have spent the last 2-3 years repositioning their core retail business to serve consumers through omni-channel strategies and we believe they are now turning their focus to adjacent offerings such as financial services. • Financial Services Centers (FSC): Historically, this has not been a channel of focus for GDOT but the channel represents a sizeable opportunity for the retail division. The FSC channel is highly focused on serving the un-banked and under-banked, which is squarely aligned with the strategy of the retail division. Our strategy is to expand the offerings with existing partners, such as path to credit and the Green Dot Network, and add new partners. 18 Green Dot Corporation – Confidential Source: Company reports and company estimates

# Retail division results

## Division Revenue


$M
$476
$462
$489
$411
↓3%
↑6%
↓16%
2019
2020
2021
2022

## Gross Dollar Volume


$B
$20.0
$22.4
$21.0
$15.5
↑12%
↓7%
↓26%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Purchase Volumes | $15.2 | $16.3 ↑7% | $16.0 ↓2% | $12.4 ↓23% |

## Average Active Accounts


M
3.14
2.96
2.62
1.95
↓6%
↓11%
↓26%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Direct Deposit Actives | 0.47 | 0.55 ↑16% | 0.50 ↓9% | 0.39 ↓23% |
| Direct Deposits as % of Actives | 15% | 18% | 19% | 20% |

## Purchase Volume Per Active[1]


$4,841
$5,506
$6,115
$6,363
↑14%
↑11%
↑4%
2019
2020
2021
2022

## Revenue Per Active[2]


$151
$156
$186
$210
↑3%
↑20%
↑13%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Total segment purchase volume divided by the average of active accounts in the 90 day period at the end of each quarter.
2. Total segment revenue divided by the average of active accounts in the 90 day period at the end of each quarter.

## Division comments

- Division revenue, volumes and accounts have faced headwind from the lack of stimulus benefits that benefitted 2021. The division also faces secular headwinds associated with competition and changes in consumer foot traffic.
- Division profit has been more resilient with improving margins in recent year. There has been an intense focus on managing the expense base and there were notable improvements in risk and customer care in 2022.
- Volume and revenue per active continue to benefit from the retention of more highly engaged customers and the growing use of our overdraft product.

19 Green Dot Corporation – Confidential

20 Green Dot Corporation – Confidential Direct division We directly market to consumers via digital, TV and direct mail Addressable market: Over 75M consumers with less than $50K of annual income representing an opportunity of over $21B. • Comprised of numerous brands such as: GO2bank, RushCard, Green Dot, GoBank. • GO2bank is the primary focus of all product development and marketing. Other brands continue to receive support but no investment for growth • Direct deposit attach rate is approximately 10X of the retail channel • Higher purchase volume and revenue per active than the retail channel Revenue model • Interchange from networks on purchase volumes • Customer fees such as ATM transactions, monthly fees and funds transfer • Other consumer fees, such as overdraft protection and fees on Secured Card products 20 Green Dot Corporation – Confidential Opportunities for growth Sizable market: There is a sizeable market opportunity of over 75M consumers looking for better banking solutions. Since launching in January of 2021, GO2bank has grown to account for ~45% of the revenue in the direct division and the direct division is now 30% of the consumer segment and expected to continue to grow. GO2bank expected to drive growth: GO2bank continues to see improving momentum with revenue growth in 2022 of ~80%. Growth was driven by double digit gains in actives, direct deposit and revenue per active1. While the decline of the legacy portfolios has been outweighing the growth of GO2bank, we believe the headwind is declining and the growth of GO2bank is expected to increasingly drive the division. Build the brand and functionality: We plan to continue to build out the brand appeal and feature functionality of the GO2bank platform to drive consumer growth, higher engagement and increases in revenue per active. Source: Company reports and company estimates 1. Total segment revenue divided by the average of active accounts in the 90 day period at the end of each quarter.

# Direct division results

## Division Revenue

$M



$178
$159
↓11%
$206
↑30%
$176
↓14%
2019
2020
2021
2022

## Gross Dollar Volume

$B



$8.2
$9.7
↑18%
$10.5
↑8%
$7.7
↓26%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Purchase Volumes | $5.3 | $6.4 ↑21% | $7.6 ↑19% | $5.7 ↓25% |

## Average Active Accounts

M



0.88
0.91
↑4%
1.01
↑10%
0.73
↓28%
2019
2020
2021
2022

| | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|
| Direct Deposit Actives | 0.37 | 0.35 ↓5% | 0.37 ↑5% | 0.28 ↓25% |
| Direct Deposits as % of Actives | 42% | 38% | 36% | 38% |

## Purchase Volume Per Active[1]



$6,033
$6,975
↑16%
$7,535
↑8%
$7,875
↑5%
2019
2020
2021
2022

## Revenue Per Active[2]



$203
$174
↓15%
$204
↑18%
$243
↑19%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Total segment purchase volume divided by the average of active accounts in the 90 day period at the end of each quarter.
2. Total segment revenue divided by the average of active accounts in the 90 day period at the end of each quarter.

## Division comments

- Division revenue, volumes and actives were down in 2022 due to the elimination of benefit from stimulus payments that occurred in 2021 and the strategic decision to de-emphasize legacy brands in early 2021. This resulted in a decline in legacy accounts that has outweighed the growth of GO2bank.
- Division profit improved as the company made substantial improvements in risk and customer care while also driving improved engagement from active accounts. Margins also benefitted from growth in higher margin overdraft revenues and slightly lower marketing spend.
- GO2bank continues to see momentum build and is now ~45% of full year division revenue in 2022. Division revenue was up ~80% in FY22 driven by solid growth in accounts and volumes.

21 Green Dot Corporation – Confidential

22 Green Dot Corporation – Confidential B2B SERVICES SEGMENT BaaS division Paycard division

# B2B Services segment results

## Segment Revenue



$M
$147
$305
$459
$594
↑108%
↑51%
↑30%
2019
2020
2021
2022

## Segment Profit



$M
$37
$66
$73
$86
↑79%
↑11%
↑18%
2019
2020
2021
2022
Segment Margins
25%
22%
16%
15%

## Gross Dollar Volume



$B
$15.2
$26.1
$39.4
$50.2
↑71%
↑51%
↑28%
2019
2020
2021
2022
Purchase Volumes
$6.5
$8.5
↑31%
$10.1
↑18%
$8.6
↓15%

## Average Active Accounts



M
1.46
1.91
2.08
1.83
↑31%
↑9%
↓12%
2019
2020
2021
2022

## Purchase Volume Per Active[1]



$4,437
$4,459
$4,863
$4,685
↑0%
↑9%
↓4%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Total segment purchase volume divided by the average of active accounts in the 90 day period at the end of each quarter.

## Segment comments

- Segment revenue and GDV continue to demonstrate strong growth due to the performance of a large BaaS partner and growth in the paycard division.
- Segment profits have seen consistent growth driven by both the BaaS division and paycard. Margins are impacted by contracts with some customers where profit structure is more fixed in nature. Excluding the impact of those arrangements profit trends have remained stable.
- Actives in 2022 were down due to some modest impact from the decline in stimulus that we benefited from in 2021 and the non-renewal of a BaaS partner in early 2022.

23 Green Dot Corporation – Confidential

24 Green Dot Corporation – Confidential BaaS division We work with partners to deliver financial services to the end Total addressable market: ~$75B of opportunity across numerous industry verticals and product opportunities • Key partners include; Amazon, Apple and Intuit • New partner to be onboarded in the first half of 2023 • Partners drive product awareness and provide various levels of program support Revenue model • Interchange from networks on purchase volumes • Customer fees such as ATM transactions, monthly fees and instant funds transfer • Platform fees 24 Green Dot Corporation – Confidential Opportunities for growth Sizable market: There is a sizeable market opportunity of ~$75B over the next few years as millions of businesses in the US begin to more fully realize the value of directly delivering financial services to their customers, both consumer and SMB. Expand platform capabilities: We plan to invest in our platform to expand feature functionality and product offerings as well as improving our technology platform to become more developer friendly. Leverage capabilities of the bank and Green Dot network: We expect to more fully leverage the product capabilities and the scale of owning Green Dot Bank to differentiate ourselves in the market. In addition, the Green Dot Network is a differentiator providing cash-in-cash-out capabilities that partners value. Drive brand awareness: Historically, the BaaS division has had limited marketing and business development resources. We plan to invest in driving brand awareness and business development. Source: Company reports and company estimates

# BaaS division results

## Division Revenue



$M
$89
$243
↑175%
$385
↑58%
$511
↑33%
2019
2020
2021
2022

## Gross Dollar Volume



$B
$10.1
$20.5
↑102%
$32.4
↑58%
$41.3
↑27%
2019
2020
2021
2022
Purchase Volumes
$4.1
$6.0
↑44%
$6.9
↑17%
$4.7
↓32%

## Average Active Accounts



M
0.81
1.24
↑53%
1.34
↑8%
0.99
↓26%
2019
2020
2021
2022

## Purchase Volume Per Active[1]



$5,130
$4,813
↓6%
$5,203
↑8%
$4,749
↓9%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Total segment purchase volume divided by the average of active accounts in the 90 day period at the end of each quarter.

## Division comments

- Division revenue growth of 33% driven by the launch and growth of numerous partners.
- Division profit continued to benefit from the growth in revenue and volumes. Margins are impacted by a large customer that drives a substantial amount of revenue and has seen strong growth but has a generally fixed contract structure. Outside of this contract, margins have been reasonably steady.
- Gross dollar volume continues to increase, up 27%, due to partners scaling.
- Purchase volume declined 32% due to the elimination of stimulus benefits in 2021 and the non-renewal of a customer in early 2022.
- Actives declined 26% due to transitioning accounts.

25 Green Dot Corporation – Confidential

26 Green Dot Corporation – Confidential rapid! PayCard division 26 Green Dot Corporation – Confidential rapid! provides a comprehensive platform that provides employers with the flexibility to pay employees in a variety of ways to accommodate the needs of todays workforce Addressable market: Pay card represents an opportunity of ~$700M and rapid! has ~15% market share. Earned wage access (EWA) represents a $3B+ opportunity that is in the very early stages • Acquired by GDOT in 2017 as part of the UniRush acquisition • Go to market via extensive network of over 250 partners • Focus on staffing companies, over 1,500 staffing clients • Has over 6,200 employers with an estimated total of 6M employees • Since its founding 2003 Rapid has grown organically to become the 3rd largest in the industry Revenue model • Pay card revenue: Interchange from networks on purchase volume, ATM fee’s • EWA revenue: Driven by transaction fee's each time wages are accessed Opportunities for growth Continue to drive market share gains in the core pay card business: rapid! has grown at a CAGR of over 20% since being acquired by GDOT and has gained market share every year. We continue to invest in sales and marketing to maintain this momentum. With ~15% market share market share, there is still plenty of opportunity to continue to grow the core pay card business. Capitalize on the $3B revenue opportunity in EWA: The EWA market is in the early innings, and we estimate it to be over $3B in potential opportunity. rapid! is well positioned with the strength of its brand and its salesforce to sell EWA not only into its current customer base but non-pay card customers as well. In fact, we have sold EWA to non-pay card customers and are also actively selling to business partners in other channels at Green Dot, including one of the larges retailers that we partner with. Source: Company reports and company estimates

# rapid! PayCard division results

## Division Revenue


$M
$58
$62
$74
$84
↑6%
↑20%
↑13%
2019
2020
2021
2022

## Gross Dollar Volume


$B
$5.1
$5.6
$7.0
$9.0
↑9%
↑26%
↑28%
2019
2020
2021
2022
Purchase Volumes
$2.3
$2.6
↑9%
$3.1
↑23%
$3.9
↑23%

## Average Active Accounts


M
0.65
0.67
0.74
0.84
↑3%
↑10%
↑13%
2019
2020
2021
2022

## Purchase Volume Per Active[1]


$3,581
$3,806
$4,249
$4,609
↑6%
↑12%
↑8%
2019
2020
2021
2022

## Revenue Per Active Account[2]


$88
$91
$100
$100
↑3%
↑9%
↑0%
2019
2020
2021
2022

Source: Company reports and company estimates

1. Total segment purchase volume divided by the average of active accounts in the 90 day period at the end of each quarter.
2. Total segment revenue divided by the average of active accounts in the 90 day period at the end of each quarter.

## Division comments

- rapid! has seen steady revenue growth due to growth of new customers and driving increased penetration in the customer base. This has also resulted in growth in actives and volumes that we estimate to be the fastest in the industry.
- Division profit has historically seen solid growth and attractive margins as rapid! scales up the business. 2022 saw a slight decline and margin pressure due to some mix shift in spending which pressured interchange revenue despite solid growth in accounts, volumes and actives.
- Revenue per active has seen steady improvement driven by growth in wages and purchase volume per active.

27 Green Dot Corporation – Confidential

28 Green Dot Corporation – Confidential MONEY MOVEMENT SEGMENT Green Dot Network division TPG division

29 Green Dot Corporation – Confidential Money Movement segment results 29 Green Dot Corporation – Confidential $257 $288 $240 $222 2019 2020 2021 2022 $114 $124 $116 $118 2019 2020 2021 2022 $M ↓17% ↓6% $M 12.1 12.5 12.1 14.6 2019 2020 2021 2022 Segment Revenue Segment Profit Cash Transfers Tax Refunds Processed ↑20% ↑12% ↑8% ↑2% ↑3% ↓3% Segment Margins 45% 43% 48% 53% ↓7% 46.0 48.7 40.5 36.1 2019 2020 2021 2022 ↓11%↑6% ↓17% Segment comments • Consolidated revenue has been impacted by the decline in the benefit from stimulus we experienced in 2021 as well as the drop in active accounts which has been a headwind for the Green Dot Network division. Tax (TPG) has had some modest variability but generally is a stable low-single digit grower historically. • The segment has the highest margins with both Green Dot Network and TPG having attractive margins given their scale and market share. M Source: Company reports and company estimates M

30 Green Dot Corporation – Confidential Green Dot Network division (GDN) 30 Green Dot Corporation – Confidential The Green Dot Network spans more than 90,000 retail locations throughout the U.S. and features cash-in and cash-out capabilities to GDOT card holders and 3rd party network partner1 customers. The Green Dot Network’s money movement capabilities also enable partners to offer their customers the ability to move funds digitally between bank accounts. Total addressable market: All forms of cash and digital money movement representing an addressable market of $115B with cash making up 20% of transactions and up to 60% of transactions for the underbanked consumer. • GDOT branded volumes are aligned with active consumer accounts • Market to third-party banks, program managers and other entities looking to offer convenience to customers Revenue Model • Per transaction fees Opportunities for growth Improve business development efforts and branding to grow 3rd party network partners: While GDOT cardholder transactions have been declining, 3rd party volumes have been increasing and are now over 50% of total volumes. Cash-in/cash-out capabilities are still important to digital banks and wallet providers looking to provide convenience. Expand product capabilities: We are investing in GDN to build out product capabilities such as point of banking (POB), Bill payment, and disbursements, which we believe represent sizable, untapped, new market opportunities. Our GDN functionality is key to our success in the Retail division expanding Beyond the Rack. GDN partners, functionality and our Banking capabilities provides necessary functionality to mesh physical and digital consumer experiences for our partners. Source: Company reports and company estimates 1. 3rd party network partners include digital banks, digital wallets, disbursements platforms, third parties whose consumers will benefit from cash access points

31 Green Dot Corporation – Confidential Green Dot Network division results 31 Green Dot Corporation – Confidential $3.76 $3.88 $3.66 $3.50 2019 2020 2021 2022 ↑3% ↓6% 46.0 48.7 40.5 36.1 2019 2020 2021 2022 ↓11%↑6% ↓17% ↓4% Total Transactions Transaction Breakdown Revenue Per Transaction1 $173 $189 $148 $126 2019 2020 2021 2022 ↓22% $M Division Revenue ↑9% ↓15% 30.6 25.8 22.2 16.815.4 22.9 18.3 19.3 2019 2020 2021 2022 Green Dot Transactions 3rd Party Transactions Division comments • Division revenue and transactions have been under pressure with the decline in active accounts in the consumer segment in addition to the decline in impact from stimulus in 2021. • While division profit has also been under pressure with decline in revenue, our focus on cost control and driving efficiency has resulted in margin expansion in recent years. • Although total transactions have been declining, 3rd party transactions have been increasing and are now more than 50% of total transactions. • 3rd party transactions carry lower revenue per transaction due to mix which has weighed on revenue per transaction. M M Source: Company reports and company estimates 1. Division revenue divided by total transactions.

32 Green Dot Corporation – Confidential TPG tax processing division 32 Green Dot Corporation – Confidential We work with online tax providers and over 27K independent tax preparations firms to help process 15M tax refunds annually, pay the tax preparer and provide the individual with their tax refund Addressable market: ~$2B serving SMB’s and consumers with additional products • Acquired by GDOT in 2014 • Over 50% market share in core refund transfer (RT) product • Go to market via integrations with tax software platforms and agreements with tax preparation firms to offer our products • Highly seasonal business with ~70%-75% of revenue in 1Q and ~90% in 1H Revenue model • Per transaction for each RT processed Opportunities for growth Continue to gain market share in core business: TPG has consistently gained market share in the RT market and remains focused on winning new partners while maximizing a high retention rate to gain market share. Build out a broader suite of products for SMB partners and consumers: Currently TPG offers only one primary product, the refund transfer. There is clear opportunity to develop new products for its SMB partners as well as financial services products for the millions of consumers that we process refunds for. Further leverage our bank for operational efficiency: By more fully utilizing our bank, we expect we will be able to drive increased efficiency to gain market share and invest in new products. Source: Company reports and company estimates

33 Green Dot Corporation – Confidential Tax processing division results 33 Green Dot Corporation – Confidential $84 $99 $91 $96 2019 2020 2021 2022 $M Division Revenue Tax Refunds Processed Revenue Per Refund Transfer1 ↑18% ↓8% 12.1 12.5 12.1 14.6 2019 2020 2021 2022 ↑3% ↓3% ↑20% $6.95 $7.95 $7.53 $6.58 2019 2020 2021 2022 ↑14% ↓5% ↓13% Division comments • Division revenue in 2021 was down a bit with a lower number of refunds due to the economic slowdown in 2020. Refunds and growth were up in 2022 as the economy rebounded with solid job growth and share gains by TPG. • Division margins have remained resilient as TPG leverages its scale to drive efficiency. • Revenue per transfer fluctuates with the channel in which it's originated. ↑5% Source: Company reports and company estimates 1. Division revenue divided by total transactions. M

34 Green Dot Corporation – Confidential APPENDIX

35 Green Dot Corporation – Confidential Reportable Segments Green Dot's segment reporting is based on how its Chief Operating Decision Maker (“CODM”) manages its businesses, including resource allocation and performance assessment. Its CODM (who is the Chief Executive Officer) organizes and manages the business primarily on the basis of the channels in which its product and services are offered and uses net revenue and segment profit to assess profitability. Segment profit reflects each segment's net revenue less direct costs, such as sales and marketing expenses, processing expenses, third-party call center support and transaction losses. Green Dot’s operations are aggregated amongst three reportable segments: 1) Consumer Services, 2) Business to Business ("B2B") Services and 3) Money Movement Services. The Corporate and Other segment primarily consists of net interest income, certain other investment income earned by Green Dot's bank, interest profit sharing arrangements with certain BaaS partners (a reduction of revenue), eliminations of intersegment revenues and expenses, and unallocated corporate expenses, which include Green Dot's fixed expenses, such as salaries, wages and related benefits for its employees, professional service fees, software licenses, telephone and communication costs, rent, utilities, and insurance that are not considered when Green Dot's CODM evaluates segment performance. Non-cash expenses such as stock-based compensation, depreciation and amortization of long-lived assets, impairment charges and other non-recurring expenses that are not considered by our CODM when evaluating overall consolidated financial results are excluded from its unallocated corporate expenses. Green Dot does not evaluate performance or allocate resources based on segment asset data, and therefore such information is not presented.

# Reportable Segments

| ($ In millions) | 2019 FY | 2020 FY | 2021 FY | 2022 FY |
|---|---|---|---|---|
| **Segment Revenue** | | | | |
| Consumer Services | $654.1 | $620.4 | $694.7 | $586.8 |
| B2B Services | 146.5 | 304.7 | 458.6 | 594.5 |
| Money Movement Services | 257.1 | 288.0 | 239.7 | 222.2 |
| Corporate and Other | 0.6 | (12.6) | (5.1) | 20.1 |
| Total segment revenues | **1,058.3** | **1,200.5** | **1,387.9** | **1,423.6** |
| BaaS commission and processing expenses[8] | 50.3 | 53.2 | 45.3 | 28.8 |
| Other income[9] | – | – | – | (2.9) |
| Total operating revenues | **$1,108.6** | **$1,253.7** | **$1,433.2** | **$1,449.5** |
| | | | | |
| **Segment Profit** | | | | |
| Consumer Services | $256.9 | $212.2 | $223.6 | $222.1 |
| B2B Services | 36.9 | 65.9 | 73.2 | 86.4 |
| Money Movement Services | 114.3 | 123.9 | 116.0 | 117.8 |
| Corporate and Other | (167.5) | (196.2) | (195.8) | (187.6) |
| Total segment profit* | **240.6** | **205.8** | **217.0** | **238.7** |
| Reconciliation to income before income taxes | | | | |
| Depreciation and amortization of property, equipment and internal-use software | 49.5 | 58.0 | 57.0 | 57.1 |
| Stock based compensation and related employer taxes | 31.0 | 56.0 | 51.6 | 35.4 |
| Amortization of acquired intangible assets | 32.6 | 28.1 | 27.8 | 23.5 |
| Impairment charges | – | 21.7 | – | 4.2 |
| Legal settlement expenses | – | – | 1.1 | 16.0 |
| Other expense | 4.6 | 11.9 | 13.0 | 8.1 |
| Operating income | 122.9 | 30.1 | 66.5 | 94.4 |
| Interest expense, net | 1.9 | 0.8 | 0.2 | 0.3 |
| Other income (expense), net | 0.1 | (1.2) | (2.6) | (10.2) |
| Income before income taxes | $121.1 | $28.1 | $63.7 | $83.9 |

* Total segment profit is also referred to herein as adjusted EBITDA in its non-GAAP measures. Additional information about the Company's non-GAAP financial measures can be found under "About Non-GAAP Financial Measures."

36 Green Dot Corporation – Confidential

37 Green Dot Corporation – Confidential Non-GAAP Financial Measures About Non-GAAP Financial Measures To supplement Green Dot's consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP), Green Dot uses measures of operating results that are adjusted for, among other things, non-operating net interest income and expense; other non-interest investment income earned by its bank; income tax benefit and expense; depreciation and amortization, including amortization of acquired intangibles; certain legal settlement gains and charges; stock-based compensation and related employer payroll taxes; changes in the fair value of contingent consideration; transaction costs from acquisitions; amortization attributable to deferred financing costs; impairment charges; extraordinary severance expenses; earnings or losses from equity method investments; changes in the fair value of loans held for sale; commissions and certain processing-related costs associated with Banking as a Service ("BaaS”) products and services where Green Dot does not control customer acquisition; other charges and income not reflective of ongoing operating results; and income tax effects. This earnings release includes non-GAAP total operating revenues, adjusted EBITDA, non-GAAP net income, and non-GAAP diluted earnings per share. These non-GAAP financial measures are not calculated or presented in accordance with, and are not alternatives or substitutes for, financial measures prepared in accordance with GAAP, and should be read only in conjunction with Green Dot's financial measures prepared in accordance with GAAP. Green Dot's non-GAAP financial measures may be different from similarly-titled non-GAAP financial measures used by other companies. Green Dot believes that the presentation of non-GAAP financial measures provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Green Dot's management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate Green Dot's business and make operating decisions. For additional information regarding Green Dot's use of non-GAAP financial measures and the items excluded by Green Dot from one or more of its historic and projected non-GAAP financial measures, investors are encouraged to review the reconciliations of Green Dot's historic and projected non-GAAP financial measures to the comparable GAAP financial measures, which are included herein, or can be found by clicking on “Financial Information” in the Investor Relations section of Green Dot's website at http://ir.greendot.com/.

38 Green Dot Corporation – Confidential Reconciliation of Total Operating Revenues to Non-GAAP Total Operating Revenues1 (In millions) 2019 2020 2021 2022 FY FY FY FY Total operating revenues $1,108.6 $1,253.8 $1,433.2 $1,449.6 Net revenue adjustments8 (50.3) (53.2) (45.3) (28.8) Other income9 – – – 2.9 Non-GAAP total operating revenues $1,058.3 $1,200.5 $1,387.9 $1,423.6 1. Reconciliations to the most directly comparable GAAP financial measures.

39 Green Dot Corporation – Confidential Reconciliation of Net Income to Non-GAAP Net Income1 (In millions, except per share data) 2019 2020 2021 2022 FY FY FY FY Net income $99.9 $23.1 $47.5 $64.2 Stock-based compensation and related employer payroll taxes3 31.0 56.0 51.6 35.4 Amortization of acquired intangible assets4 32.6 28.1 27.8 23.5 Change in fair value of contingent consideration4 (1.9) – 0.0 0.3 Transaction and related acquisition costs4 – – 8.8 0.7 Amortization of deferred financing costs5 1.3 0.2 0.2 0.1 Impairment charges5 0.6 21.8 – 4.3 Extraordinary severance expenses6 6.4 10.9 4.5 3.5 Legal settlement expenses5 0.2 1.0 1.1 16.0 Losses (earnings) in equity method investments5 – 6.3 (1.6) 15.6 Changes in fair value of loans held for sale5 – – 4.4 (2.6) Realized gain on sale of of investment securities5 – (5.1) – (0.1) Other (income) expense5 (0.7) (0.0) (0.6) 0.8 Income tax effect7 (21.1) (27.4) (20.7) (21.8) Non-GAAP net income $148.3 $114.9 $123.1 $140.0 Diluted earnings per share GAAP $1.88 $0.42 $0.85 $1.19 Non-GAAP $2.79 $2.11 $2.21 $2.59 Diluted weighted-average shares issued and outstanding GAAP 53.1 53.7 55.2 53.9 Non-GAAP 53.1 54.5 55.7 54.0 1. Reconciliations to the most directly comparable GAAP financial measures.

# Reconciliation of Net Income to Adjusted EBITDA[1]

| (In millions, except percentages) | 2019 FY | 2020 FY | 2021 FY | 2022 FY |
|---|---|---|---|---|
| Net income | $99.9 | $23.1 | $47.5 | $64.2 |
| Interest expense, net[2] | 1.8 | 0.8 | 0.2 | 0.3 |
| Income tax expense | 21.2 | 5.0 | 16.2 | 19.7 |
| Depreciation and amortization of property, equipment and internal-use software[2] | 49.5 | 58.0 | 57.0 | 57.1 |
| Stock-based compensation and related employer payroll taxes[2,3] | 31.0 | 56.0 | 51.6 | 35.4 |
| Amortization of acquired intangible assets[2,4] | 32.6 | 28.1 | 27.8 | 23.5 |
| Change in fair value of contingent consideration[2,4] | (1.9) | – | 0.0 | 0.3 |
| Transaction and related acquisition costs[2,4] | – | – | 8.8 | 0.7 |
| Impairment charges[2,5] | 0.6 | 21.8 | – | 4.3 |
| Extraordinary severance expenses[2,6] | 6.4 | 10.9 | 4.5 | 3.5 |
| Losses (earnings) in equity method investments[2,5] | – | 6.3 | (1.6) | 15.6 |
| Changes in fair value of loans held for sale[2,5] | – | – | 4.4 | (2.6) |
| Realized gain on sale of of investment securities[2,5] | – | (5.1) | – | (0.1) |
| Legal settlement expenses[2,5] | 0.2 | 1.0 | 1.1 | 16.0 |
| Other (income) expense[2,5] | (0.7) | (0.0) | (0.6) | 0.8 |
| **Adjusted EBITDA** | **$240.6** | **$205.8** | **$217.0** | **$238.8** |
| | | | | |
| Non-GAAP total operating revenues | $1,058.3 | $1,200.5 | $1,387.9 | $1,423.6 |
| **Adjusted EBITDA/Non-GAAP Total operating revenues (adjusted EBITDA margin)** | **22.7%** | **17.1%** | **15.6%** | **16.8%** |

1. Reconciliations to the most directly comparable GAAP financial measures.

40 Green Dot Corporation – Confidential

41 Green Dot Corporation – Confidential Reconciliation of GAAP to Non-GAAP Diluted Weighted-Average Shares Issued and Outstanding (In millions) 2019 2020 2021 2022 FY FY FY FY Diluted weighted-average shares issued and outstanding 53.1 53.7 55.2 53.9 Weighted-average unvested Walmart restricted shares10 – 0.8 0.5 0.1 Non-GAAP diluted weighted-average shares issued and outstanding 53.1 54.5 55.7 54.0

42 Green Dot Corporation – Confidential Supplemental Detail on Non-GAAP Diluted Weighted-Average Shares Issued and Outstanding (In millions) 2019 2020 2021 2022 FY FY FY FY Total stock outstanding at end of period: 51.8 54.0 54.9 51.7 Weighting adjustment 0.4 (0.8) (0.3) 1.8 Dilutive potential shares: Stock options 0.1 0.2 0.5 0.0 Restricted and performance based restricted stock units 0.8 1.0 0.7 0.5 Employee stock purchase plan 0.0 0.0 0.0 0.0 Non-GAAP diluted weighted-average shares issued and outstanding 53.1 54.5 55.7 54.0

43 Green Dot Corporation – Confidential Non-GAAP Financial Measures 1) To supplement Green Dot’s consolidated financial statements presented in accordance with GAAP, Green Dot uses measures of operating results that are adjusted to exclude various, primarily non-cash, expenses and charges. These financial measures are not calculated or presented in accordance with GAAP and should not be considered as alternatives to or substitutes for operating revenues, operating income, net income or any other measure of financial performance calculated and presented in accordance with GAAP. These financial measures may not be comparable to similarly-titled measures of other organizations because other organizations may not calculate their measures in the same manner as Green Dot does. These financial measures are adjusted to eliminate the impact of items that Green Dot does not consider indicative of its core operating performance. You are encouraged to evaluate these adjustments and the reasons Green Dot considers them appropriate. Green Dot believes that the non-GAAP financial measures it presents are useful to investors in evaluating Green Dot’s operating performance for the following reasons: • adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items, such as non-operating net interest income and expense, income tax benefit and expense, depreciation and amortization, stock-based compensation and related employer payroll taxes, changes in the fair value of contingent consideration, transaction costs, impairment charges, extraordinary severance expenses, certain legal settlement charges, earnings or losses from equity method investments, changes in the fair value of loans held for sale, and other charges and income that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; • securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies; and • Green Dot records stock-based compensation from period to period and records its stock-based compensation expenses and related employer payroll taxes, net of forfeitures. By comparing Green Dot’s adjusted EBITDA, non-GAAP net income and non-GAAP diluted earnings per share in different historical periods, investors can evaluate Green Dot’s operating results without the additional variations caused by stock-based compensation expense and related employer payroll taxes, which may not be comparable from period to period due to changes in the fair market value of Green Dot’s Class A common stock (which is influenced by external factors like the volatility of the public markets and the financial performance of Green Dot’s peers) and is not a key measure of Green Dot’s operations. Green Dot’s management uses the non-GAAP financial measures: • as measures of operating performance, because they exclude the impact of items not directly resulting from Green Dot’s core operations; • for planning purposes, including the preparation of Green Dot’s annual operating budget; • to allocate resources to enhance the financial performance of Green Dot’s business; • to evaluate the effectiveness of Green Dot’s business strategies; • to establish metrics for variable compensation; and • in communications with Green Dot’s board of directors concerning Green Dot’s financial performance.

44 Green Dot Corporation – Confidential Non-GAAP Financial Measures Green Dot understands that, although adjusted EBITDA and other non-GAAP financial measures are frequently used by investors and securities analysts in their evaluations of companies, these measures have limitations as an analytical tool, and you should not consider them in isolation or as substitutes for an analysis of Green Dot’s results of operations as reported under GAAP. Some of these limitations are: • that these measures do not reflect Green Dot’s capital expenditures or future requirements for capital expenditures or other contractual commitments; • that these measures do not reflect changes in, or cash requirements for, Green Dot’s working capital needs; • that these measures do not reflect non-operating interest expense or interest income; • that these measures do not reflect cash requirements for income taxes; • that, although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and these measures do not reflect any cash requirements for these replacements; and • that other companies in Green Dot’s industry may calculate these measures differently than Green Dot does, limiting their usefulness as comparative measures. 2) Green Dot does not include any income tax impact of the associated non-GAAP adjustment to adjusted EBITDA, as the case may be, because each of these adjustments to the non-GAAP financial measure is provided before income tax expense. 3) This expense consists primarily of expenses for restricted stock units (including performance-based restricted stock units), performance-based stock options and related employer payroll taxes. Stock-based compensation expense is not comparable from period to period due to changes in the fair market value of Green Dot’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of Green Dot’s peers) and is not a key measure of Green Dot’s operations. Green Dot excludes stock-based compensation expense from its non-GAAP financial measures primarily because it consists of non-cash expenses that Green Dot does not believe are reflective of ongoing operating results. Green Dot also believes that it is not useful to investors to understand the impact of stock-based compensation to its results of operations. Further, the related employer payroll taxes are dependent upon volatility in Green Dot's stock price, as well as the timing and size of option exercises and vesting of restricted stock units, over which Green Dot has limited to no control. This expense is included as a component of compensation and benefits expenses on Green Dot's consolidated statements of operations. 4) Green Dot excludes certain income and expenses that are the result of acquisitions. These acquisition-related adjustments include items such as transaction costs, the amortization of acquired intangible assets, changes in the fair value of contingent consideration, settlements of contingencies established at time of acquisition and other acquisition related charges, such as integration charges and professional and legal fees, which result in Green Dot recording expenses or fair value adjustments in its GAAP financial statements. Green Dot analyzes the performance of its operations without regard to these adjustments. In determining whether any acquisition-related adjustment is appropriate, Green Dot takes into consideration, among other things, how such adjustments would or would not aid in the understanding of the performance of its operations. These items are included as a component of other general and administrative expenses on Green Dot's consolidated statements of operations, as applicable for the periods presented.

45 Green Dot Corporation – Confidential Non-GAAP Financial Measures 5) Green Dot excludes certain income and expenses that are not reflective of ongoing operating results. It is difficult to estimate the amount or timing of these items in advance. Although these events are reflected in Green Dot's GAAP financial statements, Green Dot excludes them in its non-GAAP financial measures because Green Dot believes these items may limit the comparability of ongoing operations with prior and future periods. These adjustments include items such as amortization attributable to deferred financing costs, impairment charges related to long-lived assets, earnings or losses from equity method investments, legal settlements, changes in the fair value of loans held for sale, realized gains on investment securities and other income and expenses, as applicable for the periods presented. In determining whether any such adjustment is appropriate, Green Dot takes into consideration, among other things, how such adjustments would or would not aid in the understanding of the performance of its operations. Each of these adjustments, except for amortization of deferred financing costs, earnings and losses from equity method investments, fair value changes on loans held for sale, and realized gains on investment securities, which are all included below operating income, are included within other general and administrative expenses on Green Dot's consolidated statements of operations. 6) Represents extraordinary severance expenses, which were paid out in connection with the transition and employment agreements of certain former executives, reductions in force and other extraordinary involuntary terminations of employment. Although severance expenses may arise throughout the fiscal year, the nature of these extraordinary costs are not indicative of its core operating performance. This expense is included as a component of compensation and benefits expenses on Green Dot's consolidated statements of operations. 7) Represents the tax effect for the related non-GAAP measure adjustments using Green Dot's year to date non-GAAP effective tax rate. It also excludes both the impact of excess tax benefits related to stock-based compensation and the IRC §162(m) limitation that applies to performance-based restricted stock units and stock options expense. 8) Represents commissions and certain processing-related costs associated with BaaS products and services where Green Dot does not control customer acquisition. This adjustment is netted against Green Dot's B2B Services revenues when evaluating segment performance. 9) Represents other non-interest investment income earned by Green Dot Bank. This amount is included along with operating interest income in Green Dot's Corporate and Other segment since the yield earned on these investments are generated on a recurring basis and earned similarly to its investment securities available for sale. 10) Represents the weighted average of the unvested balance of restricted shares issued to Walmart in January 2020. Walmart is entitled to voting rights and participate in any dividends paid on the unvested balance and therefore, the shares are included in the computation of non-GAAP diluted earnings per share.